NET LOSS PER SHARE (Tables)	12 Months Ended
Mar. 31, 2024
Loss per share :-
SCHEDULE OF NET LOSS PER SHARE AND WEIGHTED AVERAGE NUMBER OF ORDINARY SHARES OUTSTANDING

Basic net loss per share is computed using the weighted average number of ordinary shares outstanding during the year. The following table sets forth the computation of basic and diluted net loss per share for the years ended March 31, 2022, 2023 and 2024:

	Years ended March 31,
	2022	2023	2024	2024
	HKD	HKD	HKD	USD

Net loss attributable to ordinary shareholders	$(1,022,362)	$(1,011,804)	$(5,840,256)	$(748,749)

Weighted average ordinary shares outstanding – Basic and diluted	6,562,500	6,598,926	8,138,580	8,138,580

Net loss per share – Basic and diluted	$(0.16)	$(0.15)	$(0.72)	$(0.09)